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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Digital Biometrics, Inc.:

We consent to the use of our reports incorporated by reference in the registration statement on Form S-4 of Digital Biometrics, Inc. and to the references to our firm under the headings "Accounting Treatment" and "Experts" in the proxy statement/prospectus.


                                         /s/ KPMG LLP


Minneapolis, MN
December 6, 2000